UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2021

Registrant, State or Other Jurisdiction of Incorporation or Organization
Commission file number	Address of Principal Executive Offices, Zip Code and Telephone Number			I.R.S. Employer Identification No.

1-31447	CenterPoint Energy, Inc.			74-0694415
(a Texas corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-3187	CenterPoint Energy Houston Electric, LLC			22-3865106
(a Texas limited liability company)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-13265	CenterPoint Energy Resources Corp.			76-0511406
(a Delaware corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange
Chicago Stock Exchange, Inc.
6.95% General Mortgage Bonds due 2033	n/a	The New York Stock Exchange
6.625% Senior Notes due 2037	n/a	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Committee Updates

Based upon succession planning discussions by the Board of Directors (the “Board of Directors”) of CenterPoint Energy, Inc. (the “Company”), and in conjunction with the Board of Directors’ continued focus on succession planning strategy to support the Company’s long-term growth, the following changes to the Company’s Executive Committee were approved on December 9, 2021.

Effective January 1, 2022, Mr. Scott E. Doyle, Executive Vice President, Natural Gas, of the Company, will become Executive Vice President, Utility Operations, and will oversee the natural gas and electric utility operations of the Company. Mr. Doyle, 50, has served as Executive Vice President, Natural Gas of the Company since April 2019. With more than 25 years of utility industry experience, he previously served as Senior Vice President, Natural Gas Distribution from March 2017 to April 2019; Senior Vice President, Regulatory and Public Affairs from February 2014 to March 2017; as Division Vice President, Rates and Regulatory from April 2012 to February 2014; and as Division Vice President, Regional Operations from March 2010 to April 2012. Mr. Doyle currently serves on the boards of Goodwill Industries of Houston, American Gas Association, Southern Gas Association, Central Indiana Corporate Partnership and the American Gas Foundation. He also serves on the Engineering Advisory Council of Texas A&M University. He previously served on the boards of the Texas Gas Association and the Association of Electric Companies of Texas.

The appointment of Mr. Doyle was not pursuant to any agreement between him and any other person. There is no family relationship between Mr. Doyle and any director or executive officer of the Company, and there are no transactions between Mr. Doyle and the Company that are required to be reported under Item 404(a) of Regulation S-K. At this time, changes to Mr. Doyle’s compensation arrangements with the Company in connection with his appointment to the position of Executive Vice President, Utility Operations, have not yet been determined. If changes to his compensation arrangements are going to be made, the Company will file an amendment to this Current Report on Form 8-K and describe such changes.

In addition, effective January 1, 2022, Mr. Jason Wells, Executive Vice President & Chief Financial Officer, will continue in his current role, while adding responsibility for the execution of the Company’s generation transition plan in support of the Company’s net zero emission goals, and Mr. Gregory Knight, Executive Vice President, Customer Transformation & Business Services, will no longer oversee the procurement, materials and logistics efforts of the Company but will now oversee the Company’s facilities management organization in addition to his other current responsibilities.

Effective December 13, 2021, Ms. Kristie L. Colvin, Senior Vice President & Chief Accounting Officer, will become Senior Vice President, Finance, of the Company and will no longer serve as the Company’s Chief Accounting Officer. The change in position was not the result of any disagreement she had with the Company on any matter relating to the Company’s operations, policies and practices, including any matters concerning the Company’s controls or any financial or accounting-related matters or disclosures.

As a result of Ms. Colvin’s new position, Ms. Stacey L. Peterson was appointed Senior Vice President and Chief Accounting Officer, effective December 13, 2021. Ms. Peterson, 42, has served as Senior Vice President, Financial Planning & Treasurer of the Company since January 2021, Prior to working at the Company, Ms. Peterson served as Senior Vice President Finance, Treasurer and Head of Investor Relations at Talen Energy, a privately owned independent power generation infrastructure company, from April 2018 to September 2019. Ms. Peterson also held various positions of increasing responsibility in her 11 year tenure at Calpine, an independent power producer with generating assets as well as retail electricity businesses. Ms. Peterson’s roles at Calpine include serving as Vice President Finance & Treasurer from January 2013 to March 2018. Ms. Peterson earned a Bachelor of Science degree in business and finance from Indiana University’s Kelley School of Business and is a graduate of Harvard Business School’s Advance Management Program. The appointment of Ms. Peterson was not pursuant to any agreement between Ms. Peterson and any other person. There is no family relationship between Ms. Peterson and any director or executive officer of the Company, and there are no transactions between Ms. Peterson and the Company that are required to be reported under Item 404(a) of Regulation S-K. At this time, there are no changes to Ms. Peterson’s compensation arrangements with the Company in connection with her appointment to the position of Senior Vice President and Chief Accounting Officer. If changes to her compensation arrangements are going to be made, the Company will file an amendment to this Current Report on Form 8-K and describe such changes.

Kenneth M. Mercado, Executive Vice President, Electric Utility of the Company, will retire from the Company. Effective January 1, 2022, Mr. Mercado will step down from his positions with the Company and its affiliated entities.

Mr. Mercado will remain with the Company through the second quarter 2022 to support the transition of his responsibilities. Mr. Mercado’s retirement was not the result of any disagreement he had with the Company on any matter relating to the Company’s operations, policies and practices, including any matters concerning the Company’s controls or any financial or accounting-related matters or disclosures.

A copy of the press release announcing the above described management changes in attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Easy Match Program

On December 8, 2021, the Compensation Committee of the Board of Directors approved the dollar-for-dollar matching of qualified charitable contributions made by senior executive officers of the Company up to $25,000 per year under the CenterPoint Energy Foundation, Inc.’s Easy Match Program (the “Easy Match Program”), effective immediately. The Easy Match Program recognizes the importance of supporting worthy charitable institutions and the Company’s commitment to encouraging its employees to engage with and support the communities in which the Company serves.

On December 9, 2021, the Board of Directors, based upon the recommendation of the Governance, Environmental and Sustainability Committee of the Board of Directors and the approval of the CenterPoint Energy Foundation, Inc.’s board of directors, approved the dollar-for-dollar matching of qualified charitable contributions made by members of the Board of Directors up to $50,000 per year under the Easy Match Program, effective immediately. David J. Lesar, President and Chief Executive Officer of the Company and a member of the Board of Directors, is eligible to participate in the Easy Match Program as a member of the Board of Directors.

Item 9.01.    Financial Statements and Exhibits.

    (d)    Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Press Release dated December 13, 2021
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: December 13, 2021	By:	/s/ Monica Karuturi
Monica Karuturi
Senior Vice President and General Counsel

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: December 13, 2021	By:	/s/ Monica Karuturi
Monica Karuturi
Senior Vice President and General Counsel

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: December 13, 2021	By:	/s/ Monica Karuturi
Monica Karuturi
Senior Vice President and General Counsel